EXHIBIT 10.2


                            GERMAN AMERICAN BANCORP

     Schedule of Incentive Stock Option Agreements between the Registrant and its executive officers dated July 10, 1995.


                                                            Exercise Price
Executive Officer             Number of Shares Granted         Per Share

George W. Astrike                     1,887                    $31.20

Mark A. Schroeder                     1,000                    $31.20

Urban Giesler                           300                    $31.20

James E. Essany                         144                    $31.20

  Total                               3,331



     The above options were granted on the same form of agreement as the